[illegible] $32,700 ($2,725 per month) [illegible]
1/31/00; $35,970 ($2,997.50 per month) from 2/1/00 through 1/31/03; and
$39,567 ($3,297.25 per month) from 2/1/03 through 1/31/06;
plus additional rent as hereinafter provided,

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof ~~(unless this lease be a renewal)~~.

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent 1. Tenant shall pay the rent as above and as hereinafter provided, without demand.

Occupancy 2. Tenant shall use and occupy demised premises for a tour and travel agency business, and for no other purpose.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

Repairs: 4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commis-

sions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property—Loss, Damage, Reimbursement, Indemnity: 8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

☞ Rider to be added if necessary.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. Such consent shall not be unreasonably withheld.

Electric Current ☞: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same

constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy: 16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five (5) days of rendition of any bill or statement to tenant therefor, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Services Provided by Landlord—Water, Elevators, Heat, Cleaning, Air Conditioning: 28. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide: (a) necessary elevator facilities ~~on business days~~ from 8 a.m. to 6 p.m. ~~and on Saturdays from 8 a.m. to 1 p.m.~~ and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, ~~on business days~~ from 8 a.m. to 6 p.m. and on ~~Saturdays from 8 a.m. to 1 p.m.~~; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part; (d) cleaning service for the demised premises on WEEK days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. (e) RIDER to be added in respect to rates ☞ and conditions for air conditioning cooling and ventilation if the entire building in which the demised premises is located is serviced by a central air conditioning cooling and ventilating system. If applicable, air conditioning/cooling will be furnished from May 15th through September 30th on business days (Mondays through Sundays, holidays excepted) from 8:00 a.m. to 8:00 p.m., and ventilation will be furnished ~~on business days~~ during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or ~~on Saturdays, Sundays or~~ on holidays, ~~as defined under Landlord's contract with Operating Engineers Local 94-94A~~. Landlord will furnish the same at Tenant's expense. (f) Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

Captions: 29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall

☞ Rider to be added if necessary.

exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation—Shoring: 31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations: 32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

☛ Space to be filled in or deleted.

Security: 33. Tenant has deposited with Landlord the sum of $6,957.84 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Successors and Assigns: 34. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

SEE RIDER ATTACHED

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:

....

WING MING PROPERTIES (U.S.A.)LTD (CORP. SEAL)

By: [signature] [L. S.]
Vice President - Landlord

Witness for Tenant:

....

BESTWAY TOUR & TRAVEL, INC. [L. S.]

By: [signature] -Tenant (CORP. SEAL)

ACKNOWLEDGMENTS

CORPORATE LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in ;
that he is the of
the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

....

CORPORATE TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in ;
that he is the of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

....

INDIVIDUAL LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came
to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.

....

INDIVIDUAL TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came
to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

....

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord making the within lease with Tenant, the undersigned guarantees to Landlord, Landlord's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Landlord to make this lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Landlord and the undersigned shall and do hereby waive trial by jury.

Dated New York City ______________________ 19____

WITNESS:

____

______________________________ (L. S.)

Residence ______________________________

Business Address ______________________________

Firm Name ______________________________

STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came

to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

____
Notary

IMPORTANT — PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 32.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only [illegible] in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Landlord. [illegible]

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. [illegible]

RIDER, attached to and forming part of AGREEMENT OF LEASE dated as of February 1, 1997, between **WING MING PROPERTIES (U.S.A.) LTD.**, as Landlord, and **BESTWAY TOUR & TRAVEL, INC.** as Tenant.

---

35. **EFFECT OF RIDER**: In each instance in which the provisions, or any part thereof, of this Rider contradict or are inconsistent with the provisions, or any part thereof, of said Agreement of Lease as constituted without this Rider, the provisions of this Rider shall prevail and govern and the contradicted or inconsistent provisions of said Lease shall be deemed amended accordingly.

36. **ADDITIONAL RENT**: Whenever in this Lease any sum, amount, item of charge shall be designated or considered as additional rent, the Landlord shall have the same rights and remedies for the non-payment thereof as the Landlord would have for the non-payment of the fixed or minimum rent herein stipulated and provided for to be paid by Tenant.

37. **ELECTRICITY**: Landlord will furnish the Demised Premises with electric current to be used by Tenant for the lighting fixtures and electrical receptacles presently installed at the Demised Premises. Tenant acknowledges that the annual rental rate now reserved in this Lease does not include or reflect the value of such service. Accordingly, Landlord and Tenant agree that the annual rental rate reserved in this Lease shall be increased from the commencement date of the term by the sum of TWENTY-ONE HUNDRED EIGHTY and NO/100 DOLLARS ($2,180) ($2.00 per square foot, gross). Tenant shall furnish and install, at Tenant's expense, all replacement light bulbs, tubes and ballasts in the Demised Premises, unless Landlord, at its option, shall elect to do so at Tenant's cost.

(a) Landlord shall not in any way be liable to Tenant for any loss, damage or expense which Tenant may incur if either the quantity or character of electrical service is changed by the public utility corporation supplying electrical service to the building or is no longer available or suitable for Tenant's requirements. Tenant shall use said electrical current for lighting and, insofar as Landlord's facilities are not burdened thereby and applicable laws and insurance regulations permit, for operation of such office or showroom equipment as is, as of the date hereof, normally used in a business, office or showroom being used for the purposes set forth in Article 2 of this Lease.

(b) Tenant covenants and agrees that at all times, its use of electrical current shall never exceed the capacity of existing feeders or wiring installations serving the Demised Premises. Tenant shall make no alterations or additions to the electrical equipment or appliances without the prior written consent of Landlord in each instance.

(c) Additional feeders or risers to supply Tenant's electrical requirements shall be installed by Landlord upon written request of Tenant, together with any other equipment Landlord deems necessary, at Tenant's expense, if, in Landlord's sole judgment, the same are necessary and will not cause damage to the building or Demised Premises, cause a dangerous condition, entail unreasonable alterations, repairs or expense or interfere with other tenants.

(d) As a condition to Landlord's installation of additional feeders, risers or other electrical equipment serving the Demised Premises, Landlord and Tenant shall first agree upon an increase in the annual rental rate reserved in this Lease, which increase shall reflect the value to Tenant of the additional service being supplied by Landlord. If Landlord and Tenant cannot agree thereon, such increase shall be finally determined by the professional electric rate consultant selected by Landlord, who shall certify such determination in writing to Landlord and Tenant. The annual rental rate reserved in this Lease shall be increased for the remainder of the demised term, in an amount equal to the value of such additional service as so agreed or determined, such increase, however, to be retroactive to the date of the first availability to Tenant of such additional service.

(e) If, at any time during the term of this Lease, the New York State Public Service Commission shall authorize an increase or decrease in the public utility rate schedule or if the public utility corporation supplying electrical service to the building shall increase or decrease its fuel adjustment factor or any other charges, then the fixed annual rent payable hereunder shall thereupon be adjusted by Landlord to reflect such increase or decrease in the applicable rates and charges by a proportionate increase or decrease of that part of the fixed annual rent attributable to Landlord's furnishing of electrical service to the Demised Premises. Whenever the amount of any such increase or decrease is determined, Landlord shall advise Tenant in writing and such increase or decrease shall be effective from the effective date of such increase or decrease in the public utility rate schedule or other charges.

(f) At any time during the term of this Lease Landlord may retain a professional electric rate consultant to make a determination of the value of the electrical service furnished to Tenant. If the fixed annual rental payable hereunder does not fully and fairly reflect the value of the electrical service to Tenant, such fixed annual rental shall be increased by an amount which shall fully and fairly reflect the value of such service to Tenant as determined and certified in writing by such consultant. The findings of the consultant shall be conclusive and binding upon the parties. Any such increase in rent shall be effective from the date of such consultant's written determination.

(g) Any retroactive increase in the annual rental rate reserved in this Lease under the provisions of this Rider with respect to the period from the effective date of such increase, which shall be fixed by agreement or determination, shall be payable by Tenant along with the next installment of rental due pursuant to the Lease between the parties hereto. Any retroactive decrease hereunder shall be deducted from the next installment of rent due under the terms of the Lease between the parties hereto. However, in no event

shall any decrease obligate the Tenant to pay less than that amount of annual rent as stated in the Lease between the parties hereto.

(h) If Landlord at any time elects to discontinue furnishing electrical service, or is for any reason unable to furnish electrical service to Tenant, this Lease shall continue in full force and effect, and shall be unaffected thereby except that this Article and all the terms and conditions hereof shall cease and terminate without any liability by either party to the other. Landlord agrees to give not less than thirty days advance notice of any such discontinuance to Tenant. The rental reserved shall be reduced to the amount stated in the Lease between the parties hereto plus any additional rentals payable pursuant to any other provisions of this Lease. In the event of such discontinuance, Landlord agrees to permit its existing wires, feeders, risers and facilities servicing the Demised Premises to be used by Tenant. Tenant hereby agrees that any and all charges made by such public utility company to the Tenant for providing and installing electrical service to the Demised Premises, including, but not limited to, the installation of meters, shall be borne by the Tenant.

38. **ESCALATION FOR REAL ESTATE TAXES:** For the purpose of computing the amount of additional rent that Tenant may be obligated to pay to Landlord pursuant to the provisions of this Escalation Article, the Demised Premises shall be deemed to contain a floor area of 1,090 net rentable square feet. For purposes of real estate tax escalation, the building of which the Demised Premises are a part shall be deemed to contain a total floor area of 51,104 square feet and the percentage of increased real estate taxes imposed or assessed upon the land and building of which the Demised Premises are a part shall be 2.133%.

(a) For purposes of real estate tax escalation, as provided for in Paragraph (b) of this Escalation Article, the following words shall be defined to mean as follows:

(1) "Real Estate Taxes" - the amount of annual real estate taxes, assessment, county taxes, transit taxes, or any other governmental charge, general, special, ordinary or extra-ordinary (hereinafter collectively called "Taxes") which may now or hereafter be imposed, levied, assessed or collected against the land upon which the building stands and upon the building.

(2) "Tax Base" - the amount of real estate taxes as hereinabove defined imposed, levied, assessed and/or collected on the land and building of which the Demised Premises are a part for the fiscal year July 1, 1996 through June 30, 1997.

(3) "Tax Year" - each period of twelve (12) consecutive months commencing as of the first day of July of each such period, in which any part of the term of this Lease shall occur, or such other periods of twelve months as may be adopted as the fiscal year for real estate tax purposes of the City of New York.

(b) Tenant hereby covenants and agrees to pay as additional rent during each Tax Year or portion thereof throughout the demised term, or any renewal or extension thereof, the above set forth percentage of any increase in real estate taxes which will be imposed,

levied, assessed or collected on the land and building of which the Demised Premises are a part for such Tax Year over the Tax Base, regardless of whether such increase results from a higher tax rate, and/or an increase in the assessed valuation of either said land or said building, and/or the diminution of any tax abatement, and/or the imposition of any new form or type of tax against either said land or said building and/or from the imposition of any special assessment(s) against said land and/or building. Reasonable fees and expenses, if any, incurred in obtaining any reduction in assessed valuation from the tentative assessment to the final assessment shall also be considered an increase in real estate taxes for the purposes of this provisions. Such payment shall be made by Tenant as additional rent in two equal semi-annual installments during such Tax Year, together with the payment of the basic rent. Copies of tax bills applicable to the Tax Base and to any such Tax Year shall be made available by Landlord for inspection by Tenant during normal business hours.

39. **ESCALATION FOR INCREASE IN OPERATING EXPENSE:** For the purpose of computing the amount of additional rent that Tenant may be obligated to pay to Landlord pursuant to the provisions of this operating expense increase Article, the Demised Premises shall be deemed to contain a floor area of 1,090 rentable square feet and the building, excluding the street floor premises, shall be deemed to contain a total floor area of 47,375 square feet, and the percentage of the increased operating expenses payable by the Tenant shall be 2.301%.

(a) Commencing with the lease year beginning August 1, 1996 and ending July 31, 1997 and for each lease year thereafter during the term hereof in which the operating expenses that Landlord is required to pay shall exceed the "Base Rate" as hereinafter defined, Tenant shall pay to Landlord within 90 days after the end of such lease year, as additional rent, a sum equal to the product of such excess multiplied by the above percentage or 2.301%.

(b) The term "Base Rate" shall mean the operating expenses incurred by the Landlord during the lease year ended July 31, 1996 called the base period.

(c) Operating expenses shall include the following:

(1) Premiums and other charges incurred by the Landlord with respect to the following insurance on the building: Fire and extended coverage insurance, including windstorm, hail, explosion, riot, rioting attending a strike, civil commotion, aircraft, vehicle and smoke insurance. Public liability insurance, and water damage and pilferage insurance, and rent insurance.

(2) Costs incurred for fuel or other energy for heating of the building and operating the air-conditioning system, and for electricity, steam, or other power required in connection with the operation of the building. For the purposes of this ¶39, the amount payable under ¶37 shall not be considered and shall not affect the calculation of the increase in operating expense as provided in this ¶39.

(3) Costs incurred in connection with inspection and servicing of electrical distribution, and air-conditioning, and cost of supplies and equipment used in connection therewith.

(4) Water charges and sewer rents.

(d) The Landlord shall furnish the Tenant with a statement, certified by a corporate officer of the Landlord setting forth the Base Rate for such period. After the expiration of each lease year thereafter, the Landlord will furnish the Tenant with a statement certified by a corporate officer of the Landlord of the operating expenses for such year, and accompany the same with the Landlord's statement for any additional rent due under this Article. The Landlord shall make available to the Tenant for its examination and inspection all books and records that relate to or have any bearing upon the Base Rate for the base year and on operating expenses for any subsequent year, and make extracts of such books and records at the Tenant's expense. The payment of any additional rent under this Article without such examination and inspection for the year for which payment shall have been made, shall not be deemed a waiver of any error revealed by a subsequent examination and inspection for the year in which payment shall have been made. If in respect to any subsequent lease year for which additional rent may be currently payable the books and records are not made promptly available upon demand by the Tenant, then any additional rent for that year shall in no event be deemed due and payable earlier than 30 days after such demand is honored.

40. **ESTOPPEL CERTIFICATE:** Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

41. Tenant shall not at any time prior to or during the term of this Lease, either directly or indirectly, use any contractors and/or labor and/or materials whose use would create or creates any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance, and/or operation of the Demised Premises or the building.

42. Landlord agrees to afford to Tenant access to the premises prior to the commencement of the term, but only for the purpose of taking measurements and making its own installations. Any prior access to the Demised Premises granted to Tenant shall be at Tenant's sole risk and Landlord will not be responsible for the care of any materials stored or installations made by Tenant therein.

43. Landlord's obligations to clean the Demised Premises are set out in Exhibit (Cleaning Specifications) annexed hereto and made a part hereof.

44. Tenant shall render the demised premises suitable for its own occupancy at its own cost and expense, subject to the provisions of Article 3 and the terms and conditions hereof. All municipal and other government licenses, certificates and permit fees and charges also are to be assumed and paid by Tenant. Tenant acknowledges that no representation or warranty has been made by Landlord with respect to the demised premises or the condition thereof.

45. If any basic monthly rent, additional rent for electricity, real estate escalation, increased operating expenses or any other amount payable by the Tenant is not paid within Ten (10) Days, the Landlord may at its option impose as additional rent payable not later than the next installment of rent due, a "late charge" for each month or part thereof that said payment is past due of up to one and seven-eighths percent (1-7/8%) per month or part thereof of the unpaid amounts, plus bank charges if any, but not to exceed the maximum lawful amount then chargeable under applicable law. The imposition of a late charge shall not constitute a waiver of any other right or remedy which Landlord has under this Lease or an extension of time for Tenant to pay any installment of basic rent, additional rent or any other sum payable by Tenant.

46. If Tenant shall have paid the initial basic rent for February 1997 and additional rent for electricity and the security deposit of $6,957.84 as provided for in ¶33, then the basic rent for the months of March, April and May 1997 shall be deemed abated.

47. Tenant warrants and represents that no broker was instrumental in bringing about or procuring this Lease. Tenant covenants and agrees to hold Landlord harmless and to indemnify Landlord against any claims for brokerage commissions or compensation arising out of any conversations or negotiations had by the Tenant with any broker.

WING MING PROPERTIES (U.S.A.) LTD.

By ______________________
Vice President - Landlord

BESTWAY TOUR & TRAVEL, INC.

By ______________________ - Tenant

EXHIBIT
(Cleaning Specifications)

1. <u>GENERAL CLEANING</u>:

NIGHTLY:

a. Empty and clean all waste receptacles, removing waste material to a designated area in the premises for disposal.

b. All stone, ceramic, tiles, marble, terrazzo, and other unwaxed flooring to be swept nightly, using approved dust-down preparation.

c. All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-down preparation.

d. Damp mop ceramic tile, marble and terrazzo flooring in entrance foyers and all building area floors.

e. Carpet sweep all rugs and carpeting, moving all light furniture and equipment other than desks, file cabinets, etc.

f. Hand dust and wipe clean all office furniture and fixtures, panelling and window sills, wash sills when necessary.

g. Clean all glass furniture tops.

h. Empty and clean all ash trays and receptacles, damp dust.

i. Clean cigarette urns and replace and/or water as necessary.

j. Dust all plastic, leather, or synthetic upholstered furniture, as necessary.

k. Dust and/or wash interiors of all waste and disposal cans, receptacles, or baskets as necessary.

l. Dust under all desk equipment and damp dust all telephone equipment.

m. Sweep all private stairways, was or vacuum if carpeted.

2. <u>LAVATORIES</u>:

NIGHTLY:

a. Sweep and wash all floors, using disinfectant in water.

b. Wash and polish all mirrors, powder shelves, bright work and enamel surfaces.

c. Thoroughly scour, wash and disinfect all basins, bowls and urinals.

d. Wash and disinfect all toilet seats, both sides.

e. Hand dust and clean, washing where necessary, all partitions, tile walls.

ASSIGNMENT OF LEASE

BESTWAY TOUR & TRAVEL, INC., Tenant under the Agreement of office lease dated as of February 1, 1997 with the Owner-Landlord **WING MING PROPERTIES (USA) LTD.** for Unit No. 704 at 2 Mott Street, Manhattan, hereby assign its right, title and interest in said Lease Agreement, including the security deposit thereunder, to **BESTWAY COACH EXPRESS, INC.**; and

BESTWAY COACH EXPRESS, INC. as assignee of said Lease Agreement accepts and assumes the obligations of the Tenant under the Lease Agreement with the same force and effect as if it were the original named Tenant therein.

Dated: May 1, 2002

Assignor: BESTWAY TOUR & TRAVEL, INC.

BY: [signature]

Assignee: BESTWAY COACH EXPRESS, INC.

BY: [signature]

STATE OF NEW YORK)
COUNTY OF NEW YORK) ss.:

On this 2nd day of May, 2002 before me personally came Wilson Cheng (PRINT NAME), the President (TITLE) of **BESTWAY TOUR & TRAVEL, INC.**, a New York corporation, described in, and which executed the foregoing instrument and said person acknowledged to me that he executed the foregoing instrument for and on behalf of said corporation.

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2011

[signature]
Notary Public

STATE OF NEW YORK)
COUNTY OF NEW YORK) ss.:

On this 2nd day of May, 2002 before me personally came Wilson Cheng (PRINT NAME), the President (TITLE) of **BESTWAY COACH EXPRESS, INC.**, a New York corporation, described in, and which executed the foregoing instrument and said person acknowledged to me that he executed the foregoing instrument for and on behalf of said corporation.

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2011

[signature]
Notary Public

CONSENT TO ASSIGNMENT OF LEASE

WING MING PROPERTIES (U.S.A.) LTD., Owner-Landlord under Agreement of Lease dated as of February 1, 1997 with **BESTWAY TOUR & TRAVEL, INC.**, Tenant, for Unit 704 on the 7TH Floor of the Wing Ming Building, 2 Mott Street, New York, N.Y. 10013, hereby consents to the assignment by BESTWAY TOUR & TRAVEL, INC., of its right, title and interest in the lease and the security deposit thereunder to **BESTWAY COACH EXPRESS, INC.**

The Assignor BESTWAY TOUR & TRAVEL, INC. shall continue to be responsible and liable to the Owner-Landlord for the obligations of the Tenant under said lease. Nothing contained in this Consent shall constitute a waiver of any of the rights of the Owner-Landlord against the Assignor or the Assignee.

No further or additional assignment may be made without the Owner-Landlord's written consent.

Dated: May 1, 2002

Owner-Landlord: WING MING PROPERTIES (U.S.A.) LTD.

By: [signature]
Samuel M. Sprafkin, Corp. Secretary

Accepted:

Assignor: BESTWAY TOUR & TRAVEL, INC.

BY: [signature]

Assignee: BESTWAY COACH EXPRESS, INC.

BY: [signature]

ASSIGNMENT OF TENANT'S SECURITY DEPOSIT

BESTWAY TOUR & TRAVEL, INC., Tenant, under Lease Agreement dated as of February 1, 1997 for Unit 704 on the 7th Floor of the Wing Ming Building, 2 Mott Street, New York, N.Y. 10013 hereby assigns his right, title and interest in and to the security deposit of $6,957.84 plus accruing interest to **BESTWAY COACH EXPRESS, INC.** effective as of May 1, 2002.

Assignor hereby covenants, warrants and represents that it has not made and will not make any other assignment regarding such security deposit to any other person and that it is and will be free and clear of any claims or encumbrances and will continue to be until the Lease to the successor tenant **BESTWAY COACH EXPRESS, INC.** shall have become effective.

Assignor: BESTWAY TOUR & TRAVEL, INC.

BY: [signature]

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On this 2nd day of May, 2002 before me personally came Wilson Cheng (PRINT NAME), the President (TITLE) of BESTWAY TOUR & TRAVEL, INC., a New York corporation, described in, and which executed the foregoing instrument and said person acknowledged to me that he executed the foregoing instrument for and on behalf of said corporation.

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2003

[signature]
Notary Public